Form of Application for Irrevocable Standby Letter of Credit

To: Wells Fargo Bank, National Association	Requested Issuing Location:	☐	North Carolina	☒	California

Please type clear information in the boxes below. Applications that are illegible may be returned.

Date: (MM/DD/YY)	For Wells Fargo Bank Use Only
	Letter of Credit No.	Activity Reference No.

The Applicant(s) signing below hereby request that Wells Fargo Bank, National Association (“Wells Fargo”) issue in Wells Fargo’s name an Irrevocable Standby Letter of Credit (“Credit”) on substantially the terms below:

Beneficiary: (Name and Address)	Advising Bank: (If left blank, Wells Fargo may select)

Applicant/Obligor: (Name and Address)	Account Party: (Name and Address of entity to be named in Credit if different from Applicant/Obligor)
eOn Communications Corporation
1703 Sawyer Road
Corinth, MS 38834

Amount (in figures): (in words):

Currency (in USD unless otherwise specified):

Availability: Unless otherwise specified herein, the Credit is to be available for presentation on or before the Expiration Date (1) with Wells Fargo's issuing office by payment of draft(s) drawn at sight on Wells Fargo or (2) at Wells Fargo's option, with any bank(s) or with a bank nominated by Wells Fargo by negotiation of draft(s) drawn at sight on Wells Fargo or (3) at Wells Fargo’s option, with a bank nominated by Wells Fargo by payment of draft(s) drawn at sight on the nominated bank.

Expiration Date: 12/01/14 (MM/DD/YY format, initial expiration date if automatically extending), or ☐ Expire one year from Issue Date
☒ Expiration Date to be automatically extended (Check one box below)
☒ Annually on the day and month anniversary of the Expiration Date ☐ Annually on ____(MM/DD)
☐ Every ___calendar days ☐ Every ____ months
With 45 days notification of non-extension and a Final Expiration Date of ____(MM/DD/YY)

Available By: (check and complete only one of the following)

  ☐      A statement worded as follows indicating it is signed by the Beneficiary (if a person) or its authorized officer:
(Please quote below the exact wording of the drawing statement.) (Attach additional signed sheet(s), if necessary, and label as attachments to this specific Application.)

☒ Issue the Credit substantially in the form and with the wording attached to this Application. The attached specimen is approved by each applicant. (Label the attached specimen as an attachment to this specific Application.)

Additional Requirements: ☐ Partial drawings are prohibited (if blank, partial drawings are permitted)

☐ Multiple drawings prohibited (if blank, partial drawings are permitted)
☒ Credit is transferable in its entirety. Transfer charges for account of ☒ Applicant ☐ Beneficiary

The Credit will be subject to the International Standby Practices of the International Chamber of Commerce ("ICC"), Publication 590 ("ISP98") or the ICC, Publication 600 ("UCP") or any subsequent version of either publication in effect and in use by Wells Fargo on the date the Credit is issued, as Wells Fargo shall determine in its sole discretion.

Description of Standby Purpose including goods description, country of origin, pricing as applicable:

Patriot Act Notice: U.S. Federal laws require all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Issuing the Credit is considered to be opening an account and will require compliance with these Federal laws.

Credit Requesting Issuance of Guarantee or Other Undertaking: (To be completed only if the Beneficiary is a bank or another financial institution and the Beneficiary is to issue its guarantee or other undertaking supported by the Credit.)

Please request the Beneficiary to issue and deliver its ____ [specify type of guarantee or other undertaking] in favor of ____ for an amount not exceeding the amount specified above, effective immediately and related to ____ [specify contract number or other pertinent reference] to expire ____ [specify an expiry date at least 15 days prior to the Credit expiry date indicated above]. Applicant attaches the wording to be used for such guarantee or other undertaking, if available. If the wording is not available, the wording should be the Beneficiary’s customary wording for such guarantee or undertaking, with the wording specifying a maximum amount and an expiration date. If the Credit is issued as support for a guarantee or other undertaking which the Credit’s Beneficiary has issued or is to issue on behalf of Applicant, Applicant agrees that until Wells Fargo is released from its obligations under or in connection with the Credit by such Beneficiary, Applicant will remain liable, with respect to the Credit, to Wells Fargo under this Application and the Standby Letter of Credit Agreement Applicant has signed relating to the Credit, even though such liability may exceed the amount of the Credit or continue beyond the expiration date of the Credit.

Transmission of Credit:: Please transmit the original of the Credit yourself or through a bank selected by you to the following:
☐ Beneficiary ☐ Applicant ☐ Other: ____
By selecting a party other than the beneficiary, I acknowledge and understand the rights of the beneficiary under an issued Standby Letter of Credit are unchanged regardless of where the original has been delivered.

Applicant’s Agreement and Signature: (Each party obligated either alone or jointly and severally with others to reimburse Wells Fargo with respect to the Credit must sign this Application below.) EACH APPLICANT’S SIGNATURE BELOW AFFIRMS THAT (1) IT HAS FULLY READ AND AGREED TO, (2) IT WILL BE BOUND BY, AND (3) THE CREDIT WILL BE GOVERNED BY, THE TERMS OF THIS APPLICATION AND THE TERMS OF THE STANDBY LETTER OF CREDIT AGREEMENT SIGNED BY EACH APPLICANT IN FAVOR OF WELLS FARGO OR ANY OTHER AGREEMENT SIGNED BY EACH APPLICANT PURSUANT TO WHICH THE CREDIT IS ISSUED. THIS APPLICATION IS SIGNED BY EACH APPLICANT'S DULY AUTHORIZED REPRESENTATIVE(S) ON THE DATE SPECIFIED ABOVE.

Print or Type Name of Applicant:	Print or Type Name of Co-Applicant:
eOn Communications Corporation
Address: 1703 Sawyer Road, Corinth, MS 38834	Address:

Authorized Signature (and Title, if applicable):	Authorized Signature (and Title, if applicable):

Authorized Signature (and Title, if applicable):	Authorized Signature (and Title, if applicable):

Email Address (MANDATORY):	Email Address (MANDATORY):

DDA for Fees:	Phone Number:	Applicant Contact:	Phone Number:

For Wells Fargo Bank Use Only
Credit Issuance Has Been Approved in Accordance With Wells Fargo’s Credit Policies and Procedures

Approving Officer’s Signature	Approving Officer’s Name (Print)	Approving Officer’s Office (Print)	AU	MAC

Approving Officer’s Telephone:	Approving Officer’s Email:	Date

☐	The Credit appears to support an obligation to make a monetary payment and should most likely be classified as a “financial obligation”.
☐	The Credit appears not to support an obligation to make a monetary payment and should most likely be classified as a “performance obligation”.
☐	The Standby Letter of Credit requested above is a syndicated transaction. I confirm that I have communicated the information regarding this transaction to the Wells Fargo Syndications Group as required by Wells Fargo policy.

For any questions regarding this transaction, please contact ☐ Approver ☐ Applicant directly ☐ Other:___

AFS BOOKING:	Standalone:	Obligor #:	Commitment #:	Collateral	BQR	CQR	Purpose Code	NAIC
INTERFACE:

YES ☐ NO ☐	YES ☐ NO ☐
CLAS BOOKING:	Standalone:	Obligor #:	Deal #:	BDG		Loan IQ Booking:	Facility ID:

YES ☐ NO ☐

Exception Pricing: ☐ Commission P.A. ____ ☐ Servicing Fees _____

SPECIAL INSTRUCTIONS: (Indicate provisions applicable to the Credit different from those on Applicant's Relationship Management Instructions Form)

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